Exhibit 99.1

BOYD GAMING REPORTS SECOND-QUARTER 2026 RESULTS

LAS VEGAS – JULY 23, 2026 – Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the second quarter ended June 30, 2026.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Our second-quarter results demonstrated the benefits of our diversified business model, with strong performances from our Midwest & South operations, Online segment and Managed business.  Results for the quarter, on a comparable basis, reflect both revenue and Adjusted EBITDAR growth, with property operating margins of 40%, a level we have consistently delivered over the last several years. This performance was supported by strength in play from both our core and retail customers across the portfolio, as well as contributions from our recent capital investments. We also returned substantial capital to our shareholders, with more than $170 million in dividends and share repurchases during the second quarter. With our strong balance sheet, efficient operating model and robust free cash flow, our Company is well-positioned to continue creating long-term shareholder value.”

Boyd Gaming reported second-quarter 2026 revenues of $1.03 billion, in-line with the second quarter of 2025. The Company reported net income of $131.2 million, or $1.75 per share, for the second quarter of 2026, compared to $151.5 million, or $1.84 per share, for the year-ago period. Total Adjusted EBITDAR(1) was $350.5 million in the second quarter of 2026 versus $357.9 million in the second quarter of 2025. Adjusted Earnings(1) for the second quarter of 2026 were $144.4 million, or $1.93 per share, compared to $154.2 million, or $1.87 per share, for the same period in 2025.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review

Our Midwest & South operations once again delivered revenue and Adjusted EBITDAR growth during the quarter, driven by increased play from our core and retail customers, as well as contributions from recent capital investments across the segment.  While results in the Las Vegas Locals segment were impacted by continued softness in destination business, primarily at the Orleans, and ongoing construction disruption at the Suncoast, the remainder of the segment grew revenues and Adjusted EBITDAR over the prior year, with property margins exceeding 50%. In our Downtown Las Vegas segment, play from both our core and Hawaiian customers was consistent with recent quarters; however, results continued to be impacted by ongoing softness in destination business throughout the downtown area.

Results in our Online segment reflected growth from the Company’s online casino gaming business, as well as contributions from third-party market access agreements consistent with the last several quarters. Strong revenue and Adjusted EBITDAR growth in our Managed business was driven by increased management fees from Sky River Casino following its recently completed expansion.

Dividend and Share Repurchase Update

Boyd Gaming paid a quarterly cash dividend of $0.20 per share on July 15, 2026, as previously announced.

As part of its ongoing share repurchase program, the Company repurchased $156 million in shares of its common stock during the second quarter of 2026. The Company had $551 million remaining under its current share repurchase authorization as of June 30, 2026.

Balance Sheet Statistics

As of June 30, 2026, Boyd Gaming had cash on hand of $322.7 million, and total debt of $2.6 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its second-quarter 2026 results today, July 23, at 5:00 p.m. Eastern.  The conference call number is (800) 836-8184. No passcode is required to join the call.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available online at https://investors.boydgaming.com or https://app.webinar.net/gBE9RqpOV3y.

Following the call’s completion, a replay will be available by dialing (888) 660-6345 today, July 23, and continuing through Thursday, July 30.  The passcode for the replay will be 62234#.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2026	2025	2026	2025
Revenues
Gaming	$683,289	$671,455	$1,333,790	$1,310,148
Food & beverage	77,702	78,167	153,472	152,325
Room	50,413	51,453	96,360	98,841
Online	31,825	39,139	58,073	79,107
Online reimbursements	126,357	133,912	261,804	263,517
Management fee	28,481	23,775	54,702	48,921
Other	36,319	36,097	73,540	72,704
Total revenues	1,034,386	1,033,998	2,031,741	2,025,563
Operating costs and expenses
Gaming	267,630	259,554	522,479	505,677
Food & beverage	66,980	65,633	131,895	128,970
Room	19,801	19,492	38,973	38,489
Online	20,992	16,183	38,662	32,608
Online reimbursements	126,357	133,912	261,804	263,517
Other	12,467	12,149	25,672	24,940
Selling, general and administrative	110,882	110,065	220,867	217,911
Master lease rent expense (a)	28,856	28,442	57,440	56,602
Maintenance and utilities	38,515	37,322	74,258	74,047
Depreciation and amortization	91,101	69,985	186,090	138,208
Corporate expense	33,243	35,365	70,027	65,316
Project development, preopening and writedowns	15,356	2,764	35,624	1,242
Impairment of assets	—	—	—	32,272
Other operating items, net	1,508	762	3,260	3,507
Total operating costs and expenses	833,688	791,628	1,667,051	1,583,306
Operating income	200,698	242,370	364,690	442,257
Other expense (income)
Interest income	(1,282)	(1,263)	(3,147)	(2,071)
Interest expense, net of amounts capitalized	31,423	50,569	59,874	99,006
Loss on early extinguishments and modifications of debt	—	—	391	—
Other, net	(3)	(48)	4	59
Total other expense, net	30,138	49,258	57,122	96,994
Income before income taxes	170,560	193,112	307,568	345,263
Income tax provision	(40,637)	(42,758)	(73,352)	(84,027)
Net income	129,923	150,354	234,216	261,236
Net loss attributable to noncontrolling interest	1,311	1,104	2,560	1,641
Net income attributable to Boyd Gaming	$131,234	$151,458	$236,776	$262,877

Basic net income per common share	$1.75	$1.84	$3.12	$3.14
Weighted average basic shares outstanding	74,817	82,289	75,787	83,696

Diluted net income per common share	$1.75	$1.84	$3.12	$3.14
Weighted average diluted shares outstanding	74,817	82,303	75,791	83,712

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income Attributable to Boyd Gaming

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2026	2025	2026	2025
Total Revenues by Segment
Las Vegas Locals	$225,898	$229,091	$443,002	$451,890
Downtown Las Vegas	52,112	55,253	107,050	112,540
Midwest & South	556,890	540,077	1,081,983	1,044,664
Online	158,182	173,051	319,877	342,624
Managed & Other	41,304	36,526	79,829	73,845
Total revenues	$1,034,386	$1,033,998	$2,031,741	$2,025,563

Adjusted EBITDAR by Segment
Las Vegas Locals	$106,416	$112,714	$206,378	$219,261
Downtown Las Vegas	16,905	19,405	35,805	40,328
Midwest & South	208,748	201,401	401,389	384,623
Online	10,590	22,244	18,946	45,550
Managed & Other	30,692	25,963	59,108	53,282
Corporate expense, net of share-based compensation expense (a)	(22,883)	(23,865)	(53,743)	(47,665)
Adjusted EBITDAR	350,468	357,862	667,883	695,379
Master lease rent expense (b)	(28,856)	(28,442)	(57,440)	(56,602)
Adjusted EBITDA	321,612	329,420	610,443	638,777

Other operating costs and expenses
Deferred rent	132	147	264	294
Depreciation and amortization	91,101	69,985	186,090	138,208
Share-based compensation expense	12,817	13,392	20,515	20,997
Project development, preopening and writedowns	15,356	2,764	35,624	1,242
Impairment of assets	—	—	—	32,272
Other operating items, net	1,508	762	3,260	3,507
Total other operating costs and expenses	120,914	87,050	245,753	196,520
Operating income	200,698	242,370	364,690	442,257
Other expense (income)
Interest income	(1,282)	(1,263)	(3,147)	(2,071)
Interest expense, net of amounts capitalized	31,423	50,569	59,874	99,006
Loss on early extinguishments and modifications of debt	—	—	391	—
Other, net	(3)	(48)	4	59
Total other expense, net	30,138	49,258	57,122	96,994
Income before income taxes	170,560	193,112	307,568	345,263
Income tax provision	(40,637)	(42,758)	(73,352)	(84,027)
Net income	129,923	150,354	234,216	261,236
Net loss attributable to noncontrolling interest	1,311	1,104	2,560	1,641
Net income attributable to Boyd Gaming	$131,234	$151,458	$236,776	$262,877

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2026	2025	2026	2025
Corporate expense as reported on Condensed Consolidated Statements of Operations	$33,243	$35,365	$70,027	$65,316
Corporate share-based compensation expense	(10,360)	(11,500)	(16,284)	(17,651)
Corporate expense, net, as reported on the above table	$22,883	$23,865	$53,743	$47,665

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income attributable to Boyd Gaming to Adjusted Earnings and Net Income Per Share to Adjusted Earnings Per Share

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2026	2025	2026	2025
Net income attributable to Boyd Gaming	$131,234	$151,458	$236,776	$262,877
Pretax adjustments:
Project development, preopening and writedowns	15,356	2,764	35,624	1,242
Impairment of assets	—	—	—	32,272
Other operating items, net	1,508	762	3,260	3,507
Loss on early extinguishments and modifications of debt	—	—	391	—
Other, net	(3)	(48)	4	59
Total adjustments	16,861	3,478	39,279	37,080

Income tax effect for above adjustments	(3,663)	(779)	(8,531)	(8,072)
Adjusted earnings	$144,432	$154,157	$267,524	$291,885

Net income per share, diluted	$1.75	$1.84	$3.12	$3.14
Pretax adjustments:
Project development, preopening and writedowns	0.21	0.03	0.47	0.02
Impairment of assets	—	—	—	0.39
Other operating items, net	0.02	0.01	0.04	0.04
Loss on early extinguishments and modifications of debt	—	—	0.01	—
Other, net	—	—	—	—
Total adjustments	0.23	0.04	0.52	0.45

Income tax effect for above adjustments	(0.05)	(0.01)	(0.11)	(0.10)
Adjusted earnings per share, diluted	$1.93	$1.87	$3.53	$3.49

Weighted average diluted shares outstanding	74,817	82,303	75,791	83,712

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedowns expense, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest and other items, net, as applicable,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedowns expense, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt, net income (loss) attributable to noncontrolling interest, and other non-recurring adjustments, net, as applicable, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures.”

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. These forward-looking statements are based on the current beliefs and expectations of management and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Boyd Gaming’s ability to control or estimate precisely. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 27 gaming entertainment properties in 11 states. The Company also manages a tribal casino in northern California, and owns and operates Boyd Interactive, a B2B and B2C online casino gaming business. Boyd Gaming’s nationwide portfolio is connected through Boyd Rewards, recognized as the nation’s favorite casino loyalty program by readers of both USA Today and Newsweek.  Named by Forbes and Time magazines as one of “America’s Best Companies,” and led by one of the most experienced teams in the industry, Boyd Gaming is dedicated to delivering an outstanding entertainment experience and memorable guest service. For additional Company information and press releases, visit https://www.boydgaming.com.

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com